UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 21, 2020

Micron Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices, including zip code)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Notes Offering

On April 24, 2020, Micron Technology, Inc. (“Micron,” “we” or “our”) settled its offering of $1,250,000,000 aggregate principal amount of 2.497% senior notes due 2023 (the “Notes”), as further described below.

Repayment of Entire Amount of Outstanding Borrowings Under Revolving Credit Facility

On April 24, 2020, Micron used the net proceeds of the offering of the Notes, together with cash on hand, to repay the entire $2.5 billion principal amount of outstanding borrowings under its existing $2.5 billion committed revolving credit facility (the "Revolving Credit Facility").

Item 1.01 Entry into Material Definitive Agreement.

On April 21, 2020, Micron entered into an underwriting agreement with Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by Micron of $1,250,000,000 aggregate principal amount of Notes. The Notes were issued and sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333-220882), including the prospectus contained therein, filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, a preliminary prospectus supplement dated April 21, 2020 and a related final prospectus supplement dated April 21, 2020. The transaction closed on April 24, 2020.

Underwriting Agreement

The Underwriting Agreement includes customary representations, warranties and covenants by Micron. Under the terms of the Underwriting Agreement, Micron has agreed to indemnify the Underwriters against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Indenture

The Notes were issued pursuant to an indenture, dated as of February 6, 2019 (the “Base Indenture”), as supplemented by a third supplemental indenture, dated as of April 24, 2020 (the “Supplemental Indenture” and referred to together with the Base Indenture as the “Indenture”), between Micron and U.S. Bank National Association, as trustee. The Indenture contains certain covenants, events of default and other customary provisions.

The Notes bear interest at a rate of 2.497% per year and will mature on April 24, 2023. Interest on the Notes is payable on April 24 and October 24 of each year, beginning on October 24, 2020.

Micron may redeem the Notes, in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current Treasury Rate plus 35 basis points, plus accrued and unpaid interest, if any, on the amount being redeemed to, but excluding, the date of redemption.

If Micron experiences specified change of control triggering events, Micron must offer to repurchase the Notes at a price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any.

The Indenture contains limited affirmative and negative covenants of Micron, each of which is subject to a number of limitations and exceptions in the Indenture. The negative covenants restrict the ability of Micron and certain of its subsidiaries to incur liens on Principal Property (as defined in the Indenture); to engage in sale and lease-back transactions with respect to any Principal Property; and the ability of Micron to consolidate, merge or convey, transfer or lease all or substantially all of its properties and assets.

Events of default under the Indenture include a failure to make payments, non-performance of affirmative and negative covenants, and the occurrence of bankruptcy and insolvency-related events. Micron’s obligations may be accelerated upon an event of default, in which case the entire principal amount of the Notes would become immediately due and payable.

Micron intends to use the net proceeds of the offering to repay a portion of the outstanding borrowings under the Revolving Credit Facility.

The foregoing description of certain terms of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Supplemental Indenture, and the form of the Notes which are filed with this report as Exhibits 4.1, 4.2, and 4.3, respectively.

Item 8.01 Other Events.

The information set forth above under “Repayment of Entire Amount of Outstanding Borrowings Under Revolving Credit Facility” is incorporated herein by reference.

COVID-19 Recent Developments and Risk Factor

In connection with the offering of the Notes, Micron disclosed in the related prospectus supplement (the “Prospectus Supplement”) the information set forth in Exhibit 99.1 hereto, which Exhibit is incorporated herein by reference.

Legality Opinion

Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to Micron, has issued an opinion to Micron dated April 24, 2020 regarding the legality of the Notes. A copy of the opinion is filed as Exhibit 5.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 21, 2020, by and among Micron Technology, Inc. and Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, and Morgan Stanley & Co. LLC, as representatives of the several underwriters on Schedule I attached thereto
4.1	Indenture, dated February 6, 2019, by and between Micron Technology, Inc. and U.S. Bank National Association, as Trustee, filed as Exhibit 4.1 to Micron’s Form 8-K filed on February 6, 2019
4.2	Third Supplemental Indenture, dated April 24, 2020, by and between Micron Technology, Inc. and U.S. Bank National Association, as Trustee
4.3	Form of Note for Micron Technology, Inc.’s 2.497% Senior Notes due 2023 (incorporated by reference from Exhibit 4.2 hereto)
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)
99.1	Disclosure from Prospectus Supplement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

By:	/s/ David A. Zinsner
David A. Zinsner
Senior Vice President and Chief Financial Officer

Date: April 24, 2020